EXHIBIT 99.2

                                   Term Sheet


                          AAMAC Stockholders Agreement


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Parties                o   Halcyon Management Inc. (as successor to Alternative
                           Asset Management Acquisition Corp., ("AAMAC")),
                           Halcyon Partners LP ("HPV") and Hanover Overseas
                           Limited, STC Investment Holdings LLC, Solar Capital,
                           and the HPV partners no longer hold any Exchangeable
                           Hawkins, Steven Shenfeld, Bradford Peck and Frederick
                           Kraegel (together, the "Founders")
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Representations and    o   Representations by Founders regarding ownership of
Warranties                 their AAMAC warrants ("Sponsors' Warrants") and AAMAC
                           common stock ("Founders' Common Stock") held in escrow pursuant to the terms of the Escrow Agreement dated as of August 1, 2007 between AAMAC, the Founders and the Continental Stock Transfer & Trust
                           Company (such agreement, the "Escrow Agreement") and any shares of AAMAC common stock purchased after signing of the Purchase Agreement

                       o Representations by HPV regarding ownership of exchangeable B shares of Halcyon Management Group LLC (such shares, the "Exchangeable Shares" and such entity, "Halcyon")

                       o Representations by AAMAC that it has not extended registration rights to any persons other than the Founders.

                       o   Other customary representations and warranties on
                           authority, no conflicts, etc.
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Transfer Restrictions
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Transfer Restrictions  o   Founders may not directly or indirectly transfer, or
on Founders                publicly announce any intention to transfer (except
                           to Permitted Transferees - as defined in the Warrant
                           Agreement dated as of August 1, 2007 between AAMAC
                           and Continental Stock Transfer & Trust Company - who
                           agree to be bound by these transfer restrictions)
                           their Founders' Common Stock or their Founders
                           Performance Warrants (as such term is defined in the
                           Purchase Agreement), or any AAMAC common stock
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                           which is received pursuant to exercise of the
                           Founders Performance Warrants, for a period of one year post-closing.

                       o   The Sponsors' Warrants owned by Mark D. Klein and by
                           Jakal Investments LLC, in the amounts of 355,750 and
                           712,000, respectively, and the AAMAC common stock
                           underlying such warrants, shall be restricted from
                           transfer for a period of one year post-closing.
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HPV Transfer           o   HPV shall include in its organizational documents the
Restrictions and           transfer and individual vesting requirements in the
Individual Vesting         form of the restrictions described on Schedule A.

                       o   HPV shall not amend such sections of its organization
                           documents without the consent of AAMAC, as approved
                           by the independent directors of AAMAC.
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Investment of Cash Proceeds
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Investment of Cash     o   HPV's organizational documents shall require the HPV
Proceeds in Halcyon        partners, except those which are estates or
Funds by HPV Partners      testamentary trusts (or as otherwise contemplated by
                           the employment agreement term sheets with HPV partners), to maintain an aggregate investment in Halcyon Funds equal to (A) the after-tax cash proceeds received at the Closing (not including any proceeds resulting from third party financing) minus any tax liability owed as a result of receipt of the Seller Note, multiplied by (B) 75%, (the "Required
                           Amount"), until the third anniversary of the Closing
                           (the "Cash Lock-up Period").

                       o HPV's organizational documents will specify that, during the Cash Lock-up Period, funds that constitute the Required Amount will be subject to full management fees and to the payment of 30% of incentive fees (the latter of which will be allocable exclusively to AAMAC). Pre-transaction capital (including family investments) invested in Halcyon Funds will count toward the Required Amount as long as it is subject to the foregoing fee arrangements. Amounts invested by Halcyon employees outside of Required Amounts will continue to be invested on a no-fee basis.

                       o HPV's organizational documents will specify that, during the Cash Lock-up Period, HPV partners will be permitted to withdraw net appreciation as well as amounts needed to satisfy quarterly income tax payments. HPV partners will be permitted to withdraw the full amount upon death/disability or
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                           involuntary termination without cause or resignation
                           for good reason. Each HPV partner will determine the allocation of the Required Amount among Halcyon Funds but, with the exception of those partners who are portfolio managers or directors of research for actively managed hedge funds, absent compelling reason, each partner will allocate at least 65% of such HPV partner's Required Amount to the strategy for which such HPV partner has primary responsibility.

                       o HPV shall not amend such sections of its organization documents without the consent of AAMAC, as approved by the independent directors of AAMAC
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Voting
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Board Appointments     o   The parties agree that HPV shall be entitled to
                           designees on the Board of AAMAC as follows:

                           o If HPV holds more than 80% of the number of Exchangeable Shares issued to HPV at the closing of the acquisition (excluding for all purposes Exchangeable Shares issued to persons who are not members of Halcyon Employee Vehicle as of the closing), it shall nominate individuals designated by HPV such that HPV shall have the greater of (A) 4 designees on the Board or (B) designees representing as close to 50% of the Board as possible without equaling or exceeding 50% of the Board.

                           o If HPV holds more than 60% and less than 80% of the number of Exchangeable Shares issued to HPV at the closing of the acquisition (excluding for all purposes Exchangeable Shares issued to persons who are not members of Halcyon Employee Vehicle as of the closing), it shall nominate individuals designated by HPV such that HPV shall have the greater of (A) 3 designees on the Board or (B) designees representing as close to 33% of the Board as possible.

                           o If HPV holds more than 40% and less than 60% of the number of Exchangeable Shares issued to HPV at the closing of the acquisition (excluding for all purposes Exchangeable Shares issued to persons who are not members of Halcyon Employee Vehicle as of the closing), it shall nominate individuals designated by HPV such that HPV shall have the greater of (A) 2
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                               designees on the Board or (B) designees
                               representing as close to 22% of the Board as possible.

                           o If HPV holds more than 20% and less than 40% of the number of Exchangeable Shares issued to HPV at the closing of the acquisition (excluding for all purposes Exchangeable Shares issued to persons who are not members of Halcyon Employee Vehicle as of the closing), it shall nominate individual(s) designated by HPV such that HPV shall have the greater of (A) 1 designee on the Board or (B) designees representing as close to 11% of the Board as possible.

                       o Also, for the purposes of the thresholds immediately above, shares of AAMAC common stock received upon exchange of Exchangeable Shares and held by HPV partners shall be included as if owned by HPV.

                       o In the event that any HPV designee shall cease to serve as a director during the term of his office, the resulting vacancy shall be filled by another HPV designee.

                       o HPV shall be entitled to proportional representation (with a minimum of one representative) on every committee of the AAMAC Board (subject to law and stock exchange regulation).
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Actions Requiring HPV  o   The parties agree that as long as HPV owns more than
Consent 40% of the number of Exchangeable Shares issued to HPV at the closing of the acquisition (excluding for all purposes Exchangeable Shares issued to persons who are not members of Halcyon Employee Vehicle as of the closing), AAMAC shall not authorize, approve or ratify any of the following actions, with respect to itself, Halcyon or any subsidiary of Halcyon, without HPV's written consent:

                           o Any incurrence of indebtedness that would cause aggregate indebtedness of AAMAC and its subsidiaries to exceed the greater of $100 million and 10% of existing long-term indebtedness;

                           o Any issuance by AAMAC in a transaction or series of related transactions of equity securities or options, warrants, or other securities exercisable for or convertible into equity securities that would represent, after such issuance or upon conversion exchange or exercise (as the case may be), at least 20% of the total
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                               voting power or economic value of AAMAC;

                           o Any investment in a Person or a group of related Persons in an amount greater than $100 million;

                           o The adoption, amendment or redemption of a shareholder rights plan;

                           o Any restructuring of Halcyon Asset Management Group LLC ("Opco") or its subsidiaries, or the addition of new affiliates;

                           o Any appointment of a replacement candidate for CEO, Vice Chairman, COO, President, CIO, or management committee of AAMAC;

                           o Any share repurchase by AAMAC subject to baskets to be agreed before closing; and

                           o   Any agreement to do any of the above
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Actions Requiring      o   If the AAMAC Board shall take any of the following
a 2/3 Vote of the          actions, it shall do so only by a vote of 2/3 of the
AAMAC Board                Board:

                           o termination or reduction in duties for CEO, Vice Chairman, COO, President, CIO or management committee members of AAMAC or its subsidiaries;

                           o any merger, consolidation, business combination of AAMAC or its subsidiaries;

                           o any liquidation, dissolution or sale of a material portion of the assets of AAMAC or its subsidiaries;

                           o   expansion of the size of the board;

                           o   any share repurchase by AAMAC; and

                           o   proposal of an amendment to the charter.

                           Additional items may be added to the list above (or the list of consents in the preceding section) if agreed by AAMAC and Halcyon Representative between signing and closing.

                       o   The Founders and AAMAC shall take such action as may
                           be required to amend the Bylaws of AAMAC to
                           incorporate the
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                           above consent and supermajority provisions effective
                           as of the closing.
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Registration Rights
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Founders and HPV       o   The Founders and HPV are entitled to certain
Registration Rights        registration rights for their Founders' Common Stock,
                           Sponsors' Warrants, AAMAC common stock underlying
                           Sponsors' Warrants and Founders Performance Warrants,
                           AAMAC common stock or the AAMAC common stock underlying Exchangeable Shares, respectively (the
                           "Registrable Securities"). This agreement shall replace the Founders' existing Registration Rights
                           Agreement with AAMAC.

                       o Registration rights will accommodate the exchange mechanism so that the HPV or the HPV partners will not be required to effect the exchange before registration becomes available for sales.

                       o All registration rights are subject to the provisions regarding transfer restrictions, above.

                       o All expenses of the registered offerings pursuant to exercise by the Founders or HPV of their registration rights shall be paid by AAMAC (other than underwriting discounts and commissions with respect to underwritten offerings). In connection with each Demand Registration and Piggyback Registration, AAMAC shall reimburse the Founders and HPV for the reasonable fees and disbursements of their counsel.
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       Demand Rights   o   Availability: The Founders (as a group) and HPV,
                           acting either individually or together, may issue to AAMAC a written request (a "Demand Notice") that AAMAC effect the registration of all or any portion of such party's Registrable Securities (a "Demand Registration"). Demand Registration of the Registrable Securities shall be available beginning twelve months after the closing date (or on the closing date in the case of the Sponsors' Warrants and the AAMAC common stock underlying the Sponsors' Warrants; and provided that the request for such registration may be submitted at any time following the ninth month following the closing date, without accelerating AAMAC's obligation to effect a registration statement before the 12 month period above), and only if there is no shelf registration statement in effect. During every twelve month period, the Founders (as a group) shall be entitled to one demand and HPV shall be entitled to two
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                           demands, provided that the Demand Notice relates to
                           Registrable Securities equal to or greater than $5,000,000 in the aggregate (or $1,000,000 in the case of a Demand Notice with respect to the Sponsors' Warrants and the AAMAC Common Stock underlying the Sponsors' Warrants) (the "Minimum Amount"). The right to make demands shall be suspended at any time when a shelf registration statement is available.

                       o Withdrawal: The demanding party may withdraw the Demand Notice at any time prior to the effective date of the registration statement filed in response to such Demand Notice. AAMAC shall be responsible for all expenses relating to Demand Registration.

                       o Postponement: Upon notice to the demanding party, AAMAC may postpone effecting a Demand Registration on one occasion during any period of six consecutive months if AAMAC has determined in good faith that effecting the registration would materially and adversely affect AAMAC, provided that such postponement shall be for the shortest possible period of time determined in good faith by AAMAC but not exceeding 30 days (which period may not be extended or renewed).

                       o Registration Statement: AAMAC must file a registration statement within 60 days of the Demand Notice (except as noted in the first bullet above), and must maintain the effectiveness of such statement until all Registrable Securities to which the Demand Notice relates are disposed, to a maximum of 180 days (extended for any period during which a stop order, injunction, etc. was in effect). The registration statement shall be on such appropriate registration form of the SEC as shall be selected by AAMAC, subject to the consent of the HPV or the Founder.

                       o Underwriter: The demanding party may elect to have an underwritten offering, and are entitled to select the underwriter.
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    Piggyback Rights   o   Availability: The Founders and HPV shall have
                           unlimited piggyback rights, provided that they shall have no piggyback rights for Form S-8 or S-4 registrations (and successor forms).

                       o Notice: AAMAC shall give notice of an intended registered offering to the Founders and HPV as soon as practicable, but
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                           no less than 15 days prior to anticipated filing
                           date.

                       o Cutbacks: Cutbacks will be permitted in an underwritten offering if the underwriter determines in good faith that selling the number of shares requested to be included in the offering would materially and adversely affect AAMAC's ability to sell the shares at the desired offering price. If the offering is for AAMAC's account, then priority will be given to the shares being sold by AAMAC, then to the Founders and HPV (pro rata based on the number of shares that each elects to include in the registration), then to other holders of AAMAC shares. If the offering is initiated for the account of AAMAC shareholders other than Founders and HPV, priority shall be to those shareholders, then to the Founders and HPV (pro rata based on the number of shares that each elects to include in the registration), then to the shares being sold by AAMAC. If the offering is initiated by HPV or the Founders pursuant to a Demand Notice, then priority shall be to the demanding party, then to the non-demanding party (i.e. HPV or the Founders), then to shares being sold by AAMAC, and then to other shareholders; provided that in the case of a demand by either party with respect to which the other party has exercised piggyback rights, if the underwriter has determined there should be a cutback, the party exercising piggyback rights may convert its piggyback election to a demand, such that the converting party and the demanding party will be treated pro rata in such cutback (based on the number of shares that each elects to include in the registration); provided further that the conversion of election shall be counted as a demand.

                       o Underwriting Terms: AAMAC to require underwriter to include Registrable Securities in offering on same terms and conditions as AAMAC shares.

                       o Withdrawal: The Founders and HPV may withdraw from a piggyback registration at any time. AAMAC shall be responsible for all expenses (other than underwriting discounts and commission in the case of an underwritten offering).
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        Shelf Rights   o   Availability: Shelf registration rights shall be
                           available to the Founders (as a group) and HPV for their Registrable Securities after such time as AAMAC becomes S-3 eligible and no earlier than twelve months after the closing date. The number and frequency of takedown demands (a "Shelf Notice") to which the Founders (as a group) and HPV are
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                           entitled shall be the same as the entitlement for
                           demand registrations. The Founders and HPV must demand shelf registration for a number of Registrable Securities equal to or greater than $5,000,000 (or $1,000,000 in the case of a Shelf Notice with respect to the Sponsors' Warrants and the AAMAC Common Stock underlying the Sponsors' Warrants). Notwithstanding the foregoing 12 month limitation, the Sponsors' Warrants and the AAMAC common stock underlying the Sponsors' Warrants shall be registrable on any earlier shelf registration statement that AAMAC makes available to holders of public warrants following closing.

                       o Suspension: AAMAC may suspend the shelf registration statement for a maximum of 60 days in succession or 120 days in aggregate in any 12 month period if it would become necessary to disclose a financing, acquisition, corporate reorganization or other similar transaction or event, the disclosure of which at such time would be materially detrimental to AAMAC. The required term of the effective period of the shelf shall be extended to account for the period of time during which the shelf was suspended.

                       o Effectiveness: AAMAC must file a shelf registration statement within 60 days of receipt of a Shelf Notice, and must use reasonable best efforts to have such statement declared effective within 90 days of filing. The registration statement shall be kept continuously effective.
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Other
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Charter and Bylaws     o   The parties shall take or cause to be taken all
                           lawful action necessary to ensure at all times as of and following the Closing Date that the certificate of incorporation and by-laws of AAMAC and Halcyon are not inconsistent with the provisions of this agreement or the transactions contemplated hereby.
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Termination            o   Agreement shall terminate on the date that (a) HPV
                           and the HPV partners no longer hold any Exchangeable Shares or AAMAC Common Stock and (b) Founders no longer hold any AAMAC Common Stock or AAMAC warrants.
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                                   Schedule A


Exchangeable Shares held indirectly by the partners of HPV (the "HPV Units") will vest, with respect to such partner, as follows:

1. 20% of each HPV partner's HPV Units (100% in the case of any HPV Units resulting from a cash shortfall adjustment or the adjustment related to price targets) will vest immediately, with the remainder to vest in equal annual installments over the first five anniversaries of the Closing. Unvested HPV Units shall vest in full upon death, disability, termination without "cause," resignation for "good reason," a cessation of employment at the end of the term of the employment agreement following a notice of non-renewal by the employer (a "Non-Renewal"), or a change of control of Opco (each, a "Qualifying Event"), provided that HPV will have the power to decide that termination without "cause," resignation for "good reason," cessation of employment due to a Non-Renewal or change of control is not a Qualifying Event in the case of a HPV partner other than the initial chief executive officer. If HPV exercises such power, each HPV partner's unvested HPV Units shall continue to vest in accordance with the vesting schedule set forth above. Unvested HPV Units will be forfeited upon a termination with "cause" or a resignation without "good reason" (as such terms are defined in the HPV partners' employment agreements).

2. HPV Units, whether or not vested, are not transferable, subject to the limited exceptions for certain permitted transferees described below.

3. Vested HPV Units can be exchanged for shares of AAMAC common stock, which can be sold or otherwise transferred in accordance with applicable securities laws, subject to the following two contractual restrictions (which are not applicable to AAMAC shares representing any vested HPV Units resulting from a cash shortfall adjustment, provided that such shares are subject to certain transfer restrictions set forth in the Purchase Agreement):

            o Until the first anniversary of the Closing, each HPV partner is not permitted to transfer AAMAC shares representing more than 5% of his or her vested HPV Units. This prohibition expires upon a Qualifying Event.

            o Until the fifth anniversary of the Closing, each HPV partner is not permitted to transfer AAMAC shares representing more than 75% of his or her vested HPV Units. This prohibition expires upon a Qualifying Event.

4. Vested and unvested HPV Units or AAMAC shares that are subject to the foregoing restrictions may be transferred (without consideration) with the consent of the management of HPV, not to be unreasonably withheld, to: members of the family or charitable donees of each HPV partner, other partners of HPV who are then actively engaged in Halcyon's business or accounts beneficially owned by or for the benefit of the foregoing, as long as such transferees are subject to the same vesting and transfer restrictions that would have applied to the transferring HPV partner in the absence of such transfer and will not have any governance rights.


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